INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about intangible assets [abstract]
INTANGIBLE ASSETS
NOTE 6 - INTANGIBLE ASSETS:

a.
On June 1, 2010 D.N.A. Biomedical Solutions Ltd. ("D.N.A.") and Oramed Ltd., ("Oramed") entered into a joint venture agreement, (the "Joint Venture Agreement") for the establishment of Entera Bio Ltd.. According to the Joint Venture Agreement each of D.N.A. and Oramed acquired 50% of the Company's ordinary shares. D.N.A invested $600,000 in the Company, and Oramed and the Company entered into a Patent License Agreement pursuant to which Oramed licensed to the Company certain of Oramed's patent (the “IPR&D”). The IPR&D was recorded as an intangible asset based on its fair value.

On February 22, 2011, Oramed and the Company entered into a patent transfer agreement, (the "Patent Transfer Agreement"), that superseded the Patent License Agreement, whereby Oramed assigned to the Company all of its rights, title and interest to its patent that Oramed licensed to the Company since 2010, under certain conditions.  Under this agreement, the Company is obligated to pay Oramed royalties equal to 3% of its net revenues (as defined in the Patent Transfer Agreement). Due to the Amgen Agreement, the Company’s IPR&D Is subject to amortization. Amortization is calculated on the straight-line method for the remaining expected life of the IPR&D Patent (which is expected to expire on August 11, 2029)

b.
The Company tests intangible assets for impairment at least once a year at December 31 by calculating the recoverable amount of the cash generating unit to which the intangible asset belongs, which is the Company as a whole. The recoverable amount was calculated based on a fair value less cost to sell.  For the purpose of calculating fair value of the Company's equity as of December 31, 2018 the Company applied the market approach and calculated its enterprise value based on the quoted price per share of $3.05.

For the purpose of calculating fair value of the Company's equity as of December 31, 2017 the Company applied the market approach and used a price per share of $6.99 per Series B preferred share from the Company’s preferred share issuance in October and December 2017 as a basis for fair market value. For the purpose of calculating fair value of the Company's equity as of December 31, 2016 the Company prepared a valuation of the cash generating unit based on discounted cash flows (DCF).  For three years, based on such assessments, the Company concluded that the recoverable amount of the cash generating unit to which the IPR&D intangible asset belongs is significantly higher than its book value, and there is no need for impairment.

Main assumptions used for the assessment of recoverable amount in 2016 were: weighted average cost of capital (WACC) of 22%, commencement of sales in 2021-2025 and probability of reaching sales of 20.1%-37.9%.